March 2026 TPG RE Finance Trust, Inc. Investor Presentation Exhibit 99.1

Investor Presentation| March 2026 2TPG RE Finance Trust, Inc.| NYSE: TRTX Forward-Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2026, as such risk factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: ▪ the general political, economic, regulatory, competitive and other conditions in the markets in which we invest; ▪ fluctuations in interest rates and credit spreads have reduced and in the future could reduce our ability to generate income on our loans and other investments, which could lead to a significant decrease in our results of operations, cash flows and the market value of our investments and could materially impair our ability to pay distributions to our stockholders; ▪ adverse changes in the real estate and real estate capital markets; ▪ general volatility of the securities markets in which we participate; ▪ changes in our business, investment strategies or target assets; ▪ difficulty in obtaining financing or raising capital; ▪ an inability to borrow incremental amounts or an obligation to repay amounts under our financing arrangements; ▪ reductions in the yield on our investments and increases in the cost of our financing; ▪ events giving rise to increases in our current expected credit loss reserve; ▪ we have in the past and may in the future foreclose on certain of the loans we originate or acquire, which could result in losses that negatively impact our results of operations and financial condition; ▪ as an owner of real estate through foreclosure or otherwise, we are subject to risks inherent in the ownership, operation, and development of real estate; ▪ adverse legislative or regulatory developments, including with respect to tax laws, securities laws and the laws governing financing and lending institutions; ▪ acts of God such as hurricanes, floods, earthquakes, droughts, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism or other hostilities and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; ▪ adverse economic trends and changes in economic conditions, including as a result of slower growth or recession, changes to fiscal and monetary policy, inflation, changing interest rates, tariffs and international trade policies and disputes, geopolitical conditions, structural shifts and regulatory changes to the commercial banking systems of the U.S. and Western Europe, labor shortages, currency fluctuations and challenges in global supply chains; ▪ the failure of any banks with which we and/or our borrowers have a commercial relationship could adversely affect, among other things, our borrower's ability to access deposits or obtain financing on favorable terms or at all; ▪ reduced demand for office space, including as a result of fully remote and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; ▪ adverse developments in the availability of desirable loan and other investment opportunities, whether due to competition, regulation or otherwise; ▪ deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; ▪ defaults by borrowers in paying debt service or principal on outstanding indebtedness; ▪ the adequacy of collateral securing our investments and declines in the fair value of our investments; ▪ difficulties or delays in redeploying the proceeds from repayments of our existing investments; ▪ increased competition from entities engaged in mortgage lending and/or investing in our target assets; ▪ difficulty in successfully managing our growth, including integrating new assets into our existing systems; ▪ the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; ▪ the availability of qualified personnel and our relationship with our Manager; ▪ conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; ▪ our ability to maintain our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and ▪ authoritative U.S. generally accepted accounting principles (or “GAAP”) or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (“FASB”), the SEC, the Internal Revenue Service (“IRS”), the New York Stock Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Investor Presentation| March 2026 3TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX By the Numbers 1. Includes one fixed rate contiguous mezzanine loan 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes Term SOFR as of December 31, 2025 for weighted average calculations 3. See Appendix for definitions, including LTV, Debt-to-Equity ratio, and a description of the Company's Loan Risk Rating scale 4. Weighted average cost of funds excludes current index rate or index rate floor, as applicable 5. See page 10 for additional detail 6. Calculated on Net Income Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income to Net Income Attributable to Common Stockholders 7. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 8. Represents an annualized dividend yield based on the February 25, 2026 closing share price of $8.46 Note: Data as of December 31, 2025 unless otherwise noted. Liquidity and capitalization information excludes REO related financings with the exception of the Company's Debt-to-Equity Ratio calculation, as defined $0.24 4Q25 Common Stock Dividend Declared $0.00 4Q25 GAAP Income per Diluted Share6 $0.24 4Q25 Distributable Earnings per Diluted Share7 11.3% Annualized Dividend Yield8 8.7% Dividend Yield on Book Value per Share at December 31, 2025 $11.07 Book Value per Share at December 31, 2025 $4.3 billion Loan Investment Portfolio $85.8 million Average Loan Size 100% Performing Portfolio 3.0 Weighted Average Risk Rating3 7.15% Weighted Average All-in Yield2 3.18% Weighted Average Credit Spread 99.7% Floating Rate Portfolio 65.7% Weighted Average LTV3 $143.0 million of Liquidity5 82.0% Non-Mark-to-Market Financing 3.0x Debt-to-Equity Ratio3 1.82% Weighted Average Cost of Funds4 83.8% Weighted Average Approved Advance Rate $1.6 billion Available Financing Capacity Loan Portfolio1 Liquidity & Capitalization Dividend & Earnings $0.96 Common Dividends Declared QTD 2025

Investor Presentation| March 2026 4TPG RE Finance Trust, Inc.| NYSE: TRTX Fourth Quarter and Full Year 2025 Highlights Financials 1.Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes Term SOFR as of December 31, 2025 for weighted average calculations 3. See Appendix for definitions, including Debt-to-Equity ratio and a description of the Company's Loan Risk Rating scale Investment Portfolio Liquidity & Capitalization • Net income attributable to common stockholders of $0.2 million or $0.00 per diluted common share and $45.5 million or $0.57 per diluted common share for 4Q25 and the year ended December 31, 2025, respectively • Distributable Earnings of $18.5 million or $0.24 per diluted common share and $76.8 million or $0.97 per diluted common share for 4Q25 and the year ended December 31, 2025, respectively1 • Declared common stock dividends of $0.24 per common share and $0.96 per common share in 4Q25 and for the year ended December 31, 2025, respectively • Originated nine first mortgage loans with total loan commitments of $927.0 million, an aggregate initial unpaid principal balance of $843.0 million and 20 first mortgage loans with total loan commitments of $1.9 billion, an aggregate initial unpaid principal balance of $1.8 billion during the quarter and year ended December 31, 2025, respectively • Total loan investment portfolio of $4.3 billion with a weighted average all-in yield2 of 7.15% • No specifically identified loans; one loan on non-accrual, accounted for on a cash basis that is less than 1% of outstanding unpaid principal balance as of December 31, 2025 • Year-over-year weighted average loan risk ratings3 unchanged at 3.0 • Total loan repayments of $987.9 million for the year ended December 31, 2025: – $931.5 million of full repayments across 15 loans – $56.4 million of partial repayments • Total loan repayments of $378.3 million in 4Q25: – $378.3 million of full repayments across six loans • REO investment activity for the year ended December 31, 2025: – Sold two office properties classified as real estate owned for net proceeds of $39.4 million, resulting in a gain on sale of real estate, net of $7.0 million. • Repurchased an aggregate of 3.2 million shares of common stock, at a weighted average price of $7.90 per share, for total consideration (including commissions and related fees) of $25.3 million during the year ended December 31, 2025 • $143.0 million of available near-term liquidity, including $87.6 million of cash, undrawn capacity on secured credit agreements and secured revolving credit facility of $51.4 million and collateralized loan obligation reinvestment proceeds of $4.0 million • Maintained ample liquidity while increasing Debt-to-Equity3 from 2.14x as of December 31, 2024 to 3.02x as of December 31, 2025 • Issued TRTX 2025-FL7 and TRTX 2025-FL6, two CRE CLOs totaling $2.2 billion, at a weighed average advance rate of 87.3% and a weighted average interest rate at issuance of Term SOFR + 1.75% • Redeemed $114.6 million and $411.5 million of investment grade securities outstanding associated with TRTX 2019-FL3 and TRTX 2021-FL4 respectively, during the year • 82% non-mark-to-market financing as of December 31, 2025 – $— million of partial repayments

Investor Presentation| March 2026 5TPG RE Finance Trust, Inc.| NYSE: TRTX 0.76x 0.94x 0.88x 0.78x 0.53x 0.24x 0.22x TRTX BXMT ARI BRSP KREF GPMT CMTG 11.3% 14.6% 11.5% 11.2% 9.6% 9.4% —% TRTX KREF GPMT BRSP BXMT ARI CMTG Current Common Stock Dividend Yield2 Current Price to Book Value Multiple3 1. TRTX Relative Stock Performance from January 1, 2024 to February 25, 2026 based on total returns including reinvestment of common stock dividends during the period 2. Current common stock dividend yield is calculated as (i) annualized 4Q25 common stock dividend divided by (ii) the February 25, 2026 closing share price 3. Represents the Price per Common Share to Book Value per Common Share based on the February 25, 2026 closing common share price and the December 31, 2025 Book Value per Common Share TRTX Relative Stock Performance TRTX Relative Total Return Outperformance from January 2024 to February 20261

Investor Presentation| March 2026 6TPG RE Finance Trust, Inc.| NYSE: TRTX TPG – Premier Global Asset Manager Capital Market Solutions $91B $32B $17B TPG Tech Adjacencies TPG Growth TPG Private Equity Opportunities TPG GP Solutions TPG NewQuest TPG Peppertree TPG Capital TPG Healthcare Partners TPG Asia A U M Pr od uc ts Growth TPG Integration Drives Competitive Advantage Experienced team with a long history of collaborative investing through numerous credit and macroeconomic cycles Established lending platform with strong capital markets capabilities and extensive financing relationships Long standing relationships with repeat borrowers, developers, investors, national brokerage firms, and financial institutions Deep knowledge of target markets, property types, and investable global trends Data-driven investment philosophy for over 30 years TPG is a global alternative investment manager operating an integrated platform with $303 billion of assets under management Enhanced investing capabilities powered by an expansive and scaled real estate investing platform Note: AUM as of December 31, 2025; Totals may not sum due to rounding. Reflects TPG’s opinions and beliefs regarding general market activity and potential impacts of current market conditions. Such opinions and beliefs are subjective and do not represent a complete assessment of the market. Certain statements on this slide represent the subjective views of TPG and cannot be independently verified Platforms $93B TPG Credit Solutions Credit TPG Direct Lending Impact $31B TPG Rise Climate The Rise Funds TPG NEXT Real Estate $38B TPG RE Partners (TREP) TPG RE Finance Trust (TRTX) TPG RE Credit Opportunities (TRECO) Thematic Advantage Core Plus (TAC+) TPG Asset Based Finance TPG CLOs TPG Multi- Asset Credit TPG Life Sciences Innovation TPG Emerging Companies Asia TPG Sports TRC Transition Infrastructure TRC Global South Initiative TPG AG U.S. Real Estate TPG AG Europe Real Estate TPG Asia Real Estate TPG Net Lease TPG AG U.S. Real Estate TPG RE Partners (TREP) TPG RE Finance Trust (TRTX) TPG RE Credit Opportunities (TRECO) TPG Asia Real Estate Thematic Advantage Core Plus (TAC+) TPG AG Europe Real Estate TPG Net Lease Integrated Real Estate Platform Real Estate Equity Real Estate Credit

Investor Presentation| March 2026 7TPG RE Finance Trust, Inc.| NYSE: TRTX Strength of TPG Real Estate Platform Well-established real estate franchise with extensive portfolio and network creates significant advantages for TRTX in executing its lending strategy 1. As of December 31, 2025. Includes co-investment. Real estate equity AUM includes TREP and TAC+. Real estate credit AUM includes TRECO and TRTX. 2. Equity committed for TREP and TAC+ related funds only as of February 2026 and includes pending investments; there can be no assurance pending investments will close. Excludes unrealized bridge loans 3. As of December 31, 2025 Note: Reflects TPG’s opinions and beliefs regarding general market activity and potential impacts of current market conditions. Such opinions and beliefs are subjective and do not represent a complete assessment of the market. Certain statements on this slide represent the subjective views of TPG and cannot be independently verified TPG Real Estate TREP & TAC+ Equity Investing TPG Real Estate Credit Investing Opportunistic series focused on thematic investing in property-rich platforms and strategic portfolio aggregations Core-plus series focused on thematic investing in high-quality properties and portfolios with potential for long-term value appreciation AUM1 Inception Equity Committed2 $13.7 Billion 2009 $16.5 Billion AUM1 Inception Debt Investments3 $6.4 Billion 2014 $21.8 Billion Publicly traded mortgage REIT focused on the origination of senior mortgages secured by institutional- quality commercial real estate Opportunistic credit strategy focused on real estate-related high yield senior and subordinate loans, and securities

Investor Presentation| March 2026 8TPG RE Finance Trust, Inc.| NYSE: TRTX Leverage Ratio / Target Leverage Ratio $0.01 $0.03 $0.04 $4,293 $4,539 $4,806 $5,073 Potential Incremental Distributable Earnings per share (quarterly) Potential Gross Loan Investment Capacity 3.02x 3.25x 3.50x 3.75x $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 Capital Allocation - Path to Growth December 31, 2025 Deployment Capacity1 $ Millions $ Millions $ Millions $ Millions Loan UPB $4,118.1 $4,118.1 $4,118.1 $4,118.1 Total Stockholders’ Equity2 $1,068.0 $1,068.0 $1,068.0 $1,068.0 Leverage Ratio / Target Leverage Ratio 3.02:1 3.25:1 3.50:1 3.75:1 Potential Gross Loan Investment Capacity $4,293.4 $4,539.0 $4,806.0 $5,073.0 Less: Outstanding Loan Commitments3 $4,290.6 $4,290.6 $4,290.6 $4,290.6 Potential Net Loan Capacity4 $248.4 $515.4 $782.4 Loan Investment Capacity Utilization Rate5 94.5% 89.3% 84.6% Potential Incremental Annual Earnings ($) at Assumed 8.5% Asset-level ROE6 $4.2M $8.7M $13.2M Potential Incremental Distributable Earnings per share (quarterly)7 $0.01 $0.03 $0.04 1. Deployment capacity is calculated using Loan UPB, Total Stockholders' Equity, and Outstanding Loan Commitments as of December 31, 2025 and a Target Leverage Ratio of 3.25:1, 3.50:1, and 3.75:1 (Debt Covenants allow for 4.25:1). Total Stockholders' Equity includes $201.3 million of Series C preferred equity. Does not take into account mortgage loan repayments which may be used for new loan originations. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods 2. Assumes, among other things, 77.5% asset-level leverage, and 8.5% asset-level ROE. Based on Weighted-Average Common Shares Outstanding, Diluted as of December 31, 2025 $43.0 $15.0 $85.0 Illustrative $100.0M Loan Investment Illustrative Investment Returns Illustrative Investment Return $143.0 As-Is LTV$ Cumulative $100.0 $85.0 54.2% 70.0% 100.0% First Mortgage TRTX Third Party Financing TRTX Equity Borrower Equity Return on Assets SOFR + 3.1% Leverage Gross ROI SOFR + 11.0% Overhead Illustrative ROE1 9.5% Deployment Capacity1 $ Millions 1. Deployment capacity is calculated using Loan UPB, Total Stockholders' Equity, and Outstanding Loan Commitments as of December 31, 2025 and a Target Leverage Ratio of 2:50:1, 3.00:1, and 3.50:1 (Debt Covenants allow for 4.25:1) 2. Includes $201.3 million of Series C preferred equity 3. Outstanding loan commitments as of December 31, 2025 4. Does not take into account mortgage loan repayments which may be used for new loan originations. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods 5. Loan Investment Capacity Utilization Rate is equal to Outstanding Loan Commitments as a percentage of Potential Gross Loan Investment Capacity 6. Assumes 88.5% initial loan funding, 77.5% asset-level leverage, and 8.5% asset-level ROE 7. Based on Weighted-Average Common Shares Outstanding, Diluted as of December 31, 2025 2 4Q25 5.7% 11.9% 18.2%

Investor Presentation| March 2026 9TPG RE Finance Trust, Inc.| NYSE: TRTX $11.25 $0.00 ($0.01) $0.19 ($0.24) ($0.04) $0.06 ($0.14) $11.07 Book Value 9/30/25 Retired Common Stock Issuance of Common Stock Net Income, Excluding Credit Loss Expense Dividends on Common Shares Dividends on Preferred Shares Equity Compensation Credit Loss Expense Book Value 12/31/25 4Q25 Operating Results ($ in millions) Net Income Attributable to Common Stockholders1 Adjustments Distributable Earnings2 Distributable Earnings per Common Share, Diluted Interest Income $74.4 $— $74.4 $0.95 Interest Expense (49.0) — (49.0) (0.62) Net Interest Income $25.4 $— $25.4 $0.32 Management and Incentive Fees (5.3) — (5.3) (0.07) Stock Compensation Expense (4.4) 4.4 — — Revenue and Expense from REO operations, net 0.8 2.6 3.4 0.04 Other Income & Expenses3 (1.3) — (1.3) (0.02) Preferred Stock Dividends & Participating Securities’ Share in Earnings (3.8) — (3.8) (0.05) Net Income Before Credit Loss Expense $11.5 $7.0 $18.5 $0.24 Credit Loss Expense (11.3) 11.3 — — Total $0.2 $18.3 $18.5 $0.24 Per Common Share, Diluted $0.00 $0.24 $0.24 $0.00 GAAP Income per Diluted Share1 $0.24 Distributable Earnings per Diluted Share2 QoQ Change in Book Value 1. Refer to Appendix for reconciliation from GAAP Net Income to Net Income Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 3. Includes the following income statement line items: Other Income, Professional Fees, General and Administrative, Servicing and Asset Management Fees, Income Tax Expense 4. Represents repurchases of the Company's common stock during the quarter Note: Totals may not sum due to rounding CECL Reserve per Share $0.84 CECL Reserve per Share $0.99 4

Investor Presentation| March 2026 10TPG RE Finance Trust, Inc.| NYSE: TRTX Liquidity and Leverage Available Liquidity as a Percentage of Total Assets Leverage Ratios3,4 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. Available for Eligible Collateral, as defined in relevant loan portfolio financing arrangements 3. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio 4. See Appendix for a description of covenant requirements applicable to TRTX Note: Totals may not sum due to rounding 2.23x 2.63x 2.64x 3.02x 2.23x 2.63x 2.64x 3.02x Debt-to-Equity Ratio Total Leverage Ratio 3/31/2025 6/30/2025 9/30/2025 12/31/2025 $15.0 $20.7 $16.4 $15.0 $348.0 $145.1 $77.2 $72.6 $25.4 $68.8 $78.6 $51.4 $69.2 $44.2 Covenant Cash Cash Undrawn Capacity CLO Reinvestment Cash 3/31/2025 6/30/2025 9/30/2025 12/31/2025 1 2 35% $1.8 $4.0 $ millions $457.6 / 12% $236.4 / 6% $216.4 / 5% $143.0 / 3%

Investor Presentation| March 2026 11TPG RE Finance Trust, Inc.| NYSE: TRTX Loan Portfolio 32% 13% 6% Geography4,5 Portfolio Metrics Total Loan Commitments $4.3B Outstanding Principal Balance $4.1B MSA Concentrations (Top 25 / Top 10)1 56.1% / 34.2% Weighted Average All-in Yield2 7.15% Weighted Average Credit Spread 3.18% Weighted Average Interest Rate Floor 2.66% Weighted Average Borrower Interest Rate Cap3 4.50% % Floating Rate Loans4 99.7% Loan Category4,5 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees; All-in yield for the total portfolio assumes Term SOFR as of December 31, 2025 for weighted average calculations 3. Weighted Average Borrower Interest Rate Cap Strike Rate required by substantially all in-place loan agreements as of December 31, 2025, based on outstanding principal balances 4. By total loan commitment at December 31, 2025 5. See Appendix for definitions Note: Data as of December 31, 2025. Totals may not sum due to rounding East 29.9% West 38.1% Southeast 14.0% Southwest 9.7% Midwest 8.5% Loan Exposure by State4 Loan Exposure by Region4,5 10.6% 53.4% 6.0% 7.8% 1.8% 18.8% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Dec 31, 2025 Bridge 55.4% Moderate Transitional 19.8% Light Transitional 24.8%

Investor Presentation| March 2026 12TPG RE Finance Trust, Inc.| NYSE: TRTX Full Repayments 14.0% 64.1% 19.7% 2.2% Investments1 59.0% 5.4% 35.6% Loan Portfolio Composition ▪ 4Q25 total loan originations of $927.0 million, with a weighted average interest rate of Term SOFR + 2.66% and as-is LTV of 64.2% ▪ 4Q25 total loan repayments of $378.3 million, including full repayments of $378.3 million and no partial repayments 2025 Loan Portfolio Activity $1.9B $931.5M TTM Loan Portfolio Migration1 1. By total loan commitment Note: Data as of December 31, 2025 unless otherwise noted. Full repayments include loans held for investment (loan sales and REO conversions as applicable are not included) 65.6% Weighted Average LTV 67.2% Weighted Average LTV 3% Increase in Multifamily Exposure 40% Decrease in Office Exposure Weighted Average As-is LTV 1.6% 2 1.8%2.0% 28% Decrease in Life Science Exposure ▪ , and cost- recovery proceeds of $0.0 million ▪ and partial repayments of $0.0 million 284% Increase in Industrial Exposure 17.8% 15.6% 10.6% 52.0% 51.6% 53.4% 10.2% 7.8% 6.0% 10.8% 8.9% 7.8% 2.3% 2.1% 1.8% 4.9% 12.2% 18.8% 66.1% 66.2% 65.7% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Dec 31, 2024 Sep 30, 2025 Dec 31, 2025

Investor Presentation| March 2026 13TPG RE Finance Trust, Inc.| NYSE: TRTX $3,284.5 $13.6 ($21.5) $3,276.6 $8.8 $670.5 ($172.3) $3,783.6 $8.3 $265.3 ($415.8) $3,641.4 $11.9 $843.0 ($378.3) $4,118.1 12/31/2024 Deferred Fundings Repayments 3/31/2025 Deferred Fundings Originations Repayments 6/30/2025 Deferred Fundings Originations Repayments 9/30/2025 Deferred Fundings Originations Repayments 12/31/2025 $3,412.0 $3,385.9 $3,899.3 $3,747.3 $4,290.6 $127.9 $109.8 $116.4 $106.8 $173.6 Loan Portfolio Walk 1. Loan commitments exclude PIK interest of $1.0 million as of December 31, 2025, $0.9 million as of September 30, 2025, $0.7 million as of June 30, 2025, $0.5 million as of March 31, 2025, and $0.4 million as of December 31, 2024 2. New loan investments include initial funding amount funded on the closing date; all subsequent loan fundings are included in deferred fundings TTM Loan Originations of $1.9 billion Drive Net Asset Growth of 25% Repayments/Sales/ REO Conversion Unfunded Loan CommitmentsDeferred Fundings and New Loan Originations2Unpaid Principal BalanceTotal Loan Commitments1 6 6 YoY loan portfolio decline primarily attributable to loan resolutions of $1.0B4 consisting of: Repayments ($666M), Loan Sales ($212M) and REO Conversions ($254M) Sales: $— Repayments 987.9 REO — Total $987.9 13%

Investor Presentation| March 2026 14TPG RE Finance Trust, Inc.| NYSE: TRTX 3.02 3.01 3.02 3.00 3/31/2025 06/30/2025 9/30/2025 12/31/2025 Risk Ratings Dispersion of Risk Ratings1 by Amortized Cost ($ in millions) Stable Risk Ratings1 By Amortized Cost Trailing 4 Quarter Average: 3.01 Start of Period 3.0 3.0 3.0 3.0 Loan Resolutions2 — 3.0 3.0 3.0 Originations — 3.0 3.0 3.0 End of Period 3.0 3.0 3.0 3.0 Weighted Average Risk Rating of 3.0 4Q 2025 Loan Count: 50 3Q 2025 Loan Count: 47 1. See Appendix for definitions, including Risk Ratings. 2. Loan resolutions include loan repayments in full, loan sales and REO conversions. Migration of Weighted Average Risk Ratings, by Property Type1 by Amortized Cost 44 $— $169.2 $3,773.8 $159.9 $—$— $62.8 $3,449.4 $119.0 $— December 31, 2025 September 30, 2025 1 2 3 4 5 44 3 0 44 2 0 1 3.1 3.1 3.0 3.0 2.8 2.8 3.0 3.0 4.0 4.0 3.0 3.0 3.0 3.0 1 2 3 4 5 4Q25 3Q25 4Q25 3Q25 4Q25 3Q25 4Q25 3Q25 4Q25 3Q25 4Q25 3Q25 4Q25 3Q25 Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage 0% 4% 92% 4% 0%0% 2% 95% 3% 0% December 31, 2025 September 30, 2025 1 2 3 4 5 3

Investor Presentation| March 2026 15TPG RE Finance Trust, Inc.| NYSE: TRTX 199 176 176 180 199 176 176 180 General Reserve Specifically Identified Loans 3/31/2025 6/30/2025 9/30/2025 12/31/2025 CECL Reserve QoQ CECL Reserve Reserve as bps of Total Loan Commitments1 Reserve as $M $67.2 $68.8 $66.1 $77.4 $67.2 $68.8 $66.1 $77.4 General Reserve Specifically Identified Loans 3/31/2025 6/30/2025 9/30/2025 12/31/2025 1. Represents the total CECL reserve expressed in basis points for the Company’s loan portfolio measured by commitments. The CECL reserve for non-specifically identified loans at December 31, 2025 is 180 bps, measured by the related CECL reserve (in dollars) divided by the related commitment (in dollars) ▪ Quarter-end allowance for credit losses of $77.4 million, an increase of $11.3 million from $66.1 million as of September 30, 2025 —% —% No specifically identified loans No specifically identified loans

Investor Presentation| March 2026 16TPG RE Finance Trust, Inc.| NYSE: TRTX Non-MTM 82.0% 18.0% 1.8% 1.0% 79.2% Secured Credit Agreements (Credit MTM) Asset-Specific Financing Secured Revolving Credit Facility Collateralized Loan Obligations Non-MTM Financing Loan Financing Diverse Financing Sources Total Financing Capacity $4.9B Outstanding Principal Balance $3.3B Sources of Financing 10 Non-Mark-to-Market 82.0% Weighted Average Credit Spread 1.82% Weighted Average Approved Advance Rate 83.8% 82% Non-MTM Financing1 Expected Debt Maturities2,3 1. Calculated on outstanding balance as of December 31, 2025 2. Based on extended maturity dates where ability to extend is at Company’s option 3. Maturity of collateralized loan obligation liabilities are based on the fully extended maturity of underlying mortgage loan collateral, considering the reinvestment window of each collateralized loan obligation Note: Data as of December 31, 2025 MTM Financing (credit only) Non-MTM Financing 2026 2027 2028 2029 2030 Thereafter $0 $200 $400 $600 $800 $1,000 $1,200 2 $ in millions

Investor Presentation| March 2026 17TPG RE Finance Trust, Inc.| NYSE: TRTX Change in Index Rate $0.02 ($0.01) $0.00 $0.01 $0.03 - 1.00% - 0.50% 0.00% + 0.50% + 1.00% (0.02) (0.01) 0.00 0.01 0.02 0.03 0.04 Impact of Changing Rates Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 1. Static analysis based on loan portfolio composition as of December 31, 2025 Index Rate at December 31, 2025 Term SOFR: 3.69%

TPG RE Finance Trust, Inc.| 4Q 2022 Appendix

Investor Presentation| March 2026 19TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX Loan Portfolio 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV 4. Comprised of a first mortgage loan of $180.0 million and a contiguous mezzanine loan of $105.0 million, both of which we own. Each loan carries the same interest rate. 5. Comprised of a first mortgage loan of $245.0 million and a contiguous mezzanine loan of $11.3 million, of which we own both. The first mortgage loan has an interest rate of S+3.40% and the mezzanine loan has a fixed 8.0% PIK interest rate 6. Calculated as the ratio of unpaid principal balance as of December 31, 2025 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million as of sale date 7. Represents a 56.7% pari passu participation interest in a first mortgage loan, that was co-originated by the Company and a third-party. Note: As of December 31, 2025; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform in accordance with historical levels of performance $ Millions Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Risk Rating3 Loan 14 $285.0 $268.3 S + 2.6% 2.9 years New York City, NY Multifamily $602,537 / Unit 69.5% 3 Loan 25 $256.3 $253.8 S + 3.6% 1.6 years San Jose, CA Multifamily $444,646 / Unit 72.6% 3 Loan 3 $227.1 $227.1 S + 3.0% 0.7 years New York, NY Office $448 Sq. ft. 65.2% 3 Loan 47 $200.0 $194.5 S + 3.2% 4.5 years Various, Various Industrial $111 Sq. ft. 62.8% 3 Loan 5 $194.5 $194.5 S + 3.4% 2.4 years Daly City, CA Life Science $492 Sq. ft. 63.1% 3 Loan 6 $173.0 $162.1 S + 2.7% 4.5 years Los Angeles, CA Multifamily $364,211 / Unit 72.1% 3 Loan 7 $129.0 $116.3 S + 3.4% 4.0 years Various, Various Industrial $215 Sq. ft. 55.3% 3 Loan 8 $113.0 $110.0 S + 3.3% 3.9 years Various, Various Multifamily $112,214 / Unit 64.6% 3 Loan 9 $106.0 $106.0 S + 3.5% 0.6 years Various, NJ Multifamily $117,796 / Unit 71.3% 3 Loan 10 $101.5 $101.5 S + 3.8% 4.7 years Nashville, TN Hotel $331,699 / Unit 67.7% 3 Loans 11 - 50 $2,505.2 $2,384.0 S + 3.2% 2.8 years 64.8% 3.0 Total Loans $4,290.6 $4,118.1 S +3.2% 3.0 years 65.7% 3.0 6

Investor Presentation| March 2026 20TPG RE Finance Trust, Inc.| NYSE: TRTX Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock 2. GAAP Gain on sale of real estate owned, net includes the impact of $5.1 million of depreciation and amortization expense recognized in previous quarters. For purposes of Distributable Earnings, depreciation and amortization expense on real estate owned is an add back in the quarter recognized. Accordingly, in the reporting period sold, the GAAP Gain on sale of real estate owned, net must be reduced by the accumulated depreciation and amortization expense previously recognized. ▪ The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share As of the Period Ended Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Total Stockholders' Equity $1,068,023 $1,082,530 $1,090,837 $1,103,531 Series C Preferred Stock ($201,250 aggregate liquidation preference) (201,250) (201,250) (201,250) (201,250) Series A Preferred Stock ($125 aggregate liquidation preference) (125) (125) (125) (125) Stockholders' Equity, Net of Preferred Stock $866,648 $881,155 $889,462 $902,156 Number of Common Shares Outstanding at Period End 78,318,722 78,306,713 79,420,606 80,626,997 Book Value per Common Share $11.07 $11.25 $11.20 $11.19 Year Ended Three Months Ended (unaudited) Dec 31, 2025 Dec 31, 2025 Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Net Income $60,319 $3,976 $21,993 $20,631 $13,719 Preferred Stock Dividends1 (12,592) (3,148) (3,148) (3,148) (3,148) Participating Securities' Share in Earnings (2,248) (639) (396) (602) (611) Net Income Attributable to Common Stockholders $45,479 $189 $18,449 $16,881 $9,960 Weighted-Average Common Shares Outstanding, Basic 79,299,265 78,269,283 78,515,639 79,474,862 80,975,625 Weighted-Average Common Shares Outstanding, Diluted 79,445,823 78,445,515 78,813,809 80,208,877 81,768,745 Earnings Per Common Share, Basic $0.57 $0.00 $0.23 $0.21 $0.12 Earnings Per Common Share, Diluted $0.57 $0.00 $0.23 $0.21 $0.12 Non-Cash Stock Compensation Expense 9,807 4,402 1,389 1,997 2,019 Depreciation and Amortization 12,722 2,595 2,712 3,423 3,992 Credit Loss Expense (Benefit) 13,871 11,277 (2,608) 1,778 3,424 GAAP Gain on sale of real estate owned, net2 (6,970) — — (6,970) — Adjusted Gain on sale of real estate owned, net for purposes of Distributable Earnings2 1,869 — — 1,869 — Distributable earnings before realized losses from loan sales and other loan resolutions $76,778 $18,463 $19,942 $18,978 $19,395 Realized loss on loan write-offs related to loan sales and REO conversions — — — — — Distributable Earnings $76,778 $18,463 $19,942 $18,978 $19,395 Weighted-Average Common Shares Outstanding, Basic 79,299,265 78,269,283 78,515,639 79,474,862 80,975,625 Weighted-Average Common Shares Outstanding, Diluted 79,445,823 78,445,515 78,813,809 80,208,877 81,768,745 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Basic $0.97 $0.24 $0.25 $0.24 $0.24 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Diluted $0.97 $0.24 $0.25 $0.24 $0.24 Distributable Earnings per Common Share, Basic $0.97 $0.24 $0.25 $0.24 $0.24 Distributable Earnings per Common Share, Diluted $0.97 $0.24 $0.25 $0.24 $0.24 2. For the three months ended June 30, 2022, capital loss carryforwards were utilized to offset a $13.3 million taxable gain realized from the partial sale of an REO Property

Investor Presentation| March 2026 21TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions ▪ Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses from loan write-offs, loan sales and other loan resolutions (including conversions to REO), regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash stock compensation expense, (ii) depreciation and amortization expense (which only applies to debt investments related to real estate to the extend we foreclose upon the property or properties underlying such debt investments), (iii) unrealized gains (losses) (including credit loss expense (benefit), net), and (iv) certain non-cash or income and expense items. ▪ We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. ▪ Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. ▪ Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings

Investor Presentation| March 2026 22TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Fundings to borrowers that are made under existing loan commitments after a loan closing date.Deferred Fundings Geographic Diversity ▪ TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-K at December 31, 2025 follows (dollars in millions): Note: Totals may not sum due to rounding Region Form 10-K Reclassification Supplemental % Total Commitment East $1,075.4 $206.1 $1,281.5 29.9 % South 860.6 (860.6) — — West 1,546.0 86.9 1,632.9 38.1 % Midwest 235.6 127.0 362.6 8.5 % Southeast — 599.1 599.1 14.0 % Southwest — 414.5 414.5 9.7 % Various 573.0 (573.0) — — Total $4,290.6 $— $4,290.6 100.0% ▪ Our financial covenants and guarantees for outstanding borrowings related to our secured financing agreements require TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company that is wholly owned by TRTX, to maintain compliance with the following financial covenants (among others): – Cash Liquidity: Minimum cash liquidity of no less than the greater of: $15.0 million; and 5.0% of Holdco’s recourse indebtedness – Tangible Net Worth: $1.0 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expense), minus 75% of the redeemed or repurchased preferred or redeemable equity or stock. With respect to the Secured Revolving Credit Facility and HSBC Facility, $0.8 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expense) after September 30, 2024, minus 75% of the redeemed or repurchased preferred or redeemable equity or stock after September 30, 2024 – Debt-to-Equity: Debt-to-Equity ratio not to exceed 4.25 to 1.0 with equity, as defined – Interest Coverage: Minimum interest coverage ratio of no less than 1.4 to 1.0, effective June 30, 2023. Previously, 1.5 to 1.0. Financial Covenants

Investor Presentation| March 2026 23TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager. Loan-to-Value (LTV) ▪ Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, less cash, to (ii) total stockholders’ equity, at period end. ▪ Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end. Leverage ▪ Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. ▪ Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. ▪ Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. ▪ Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or the horizontal development of commercial land. Loan Category

Investor Presentation| March 2026 24TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) Property Types ▪ Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income. ▪ Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings ▪ Quarterly, the Company evaluates the risk of all loans and assigns a risk rating based on a variety of factors, whereby no single factor on its own, whether quantitative or qualitative, is given more weight than others. The factors that the Company considers in connection with this evaluation are grouped as follows: (i) loan and credit structure, including the as-is LTV; (ii) quality and stability of real estate value and operating cash flow, including debt yield, property type, dynamics of the geography, local market, physical condition, stability of cash flow, leasing velocity and quality and diversity of tenancy; (iii) performance against underwritten business plan; (iv) the frequency and materiality of loan modifications or waivers occasioned by unfavorable variances between the underwritten business plan and actual performance; (v) changes in the capital markets that may impact the repayment of the loan via a refinancing or sale of the loan collateral; and (vi) quality, experience and financial condition of sponsor, borrower and guarantor(s). Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively: ◦ 1 - Very Low Risk ◦ 2 - Low Risk ◦ 3 - Medium Risk ◦ 4 - High Risk/Potential for Loss—A loan that has a high risk of realizing a principal loss; and ◦ 5 - Default/Loss Likely—A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss. ▪ The Company generally assigns a risk rating of “3” to all loan investments upon origination or acquisition, except when specific circumstances warrant an exception.

Investor Presentation| March 2026 25TPG RE Finance Trust, Inc.| NYSE: TRTX Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Brandon Fox Interim Chief Financial Officer and Chief Accounting Officer +1 (415) 706-2751 bfox@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com External Affairs Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BofA Securities Eric Dray +1 (646) 855-5780 Citizens JMP Securities Steven DeLaney +1 (212) 906-3517 Wells Fargo Donald Fandetti +1 (212) 214-8069 JP Morgan Richard Shane +1 (415) 315-6701 BTIG Thomas Catherwood +1 (212) 738-6140 Raymond James Gabe Poggi +1 (571) 227-9641 Transfer Agent Equiniti Trust Company, LLC +1 (800) 937-5449 HelpAST@equiniti.com TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG). For more information regarding TRTX, visit www.tpgrefinance.com.